Exhibit 99.1

Shenandoah Telecommunications Company I NVESTOR P RESENTATION J UNE 2018 NASDAQ: SHEN

2 Safe Harbor Statement This presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward - looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward - looking statements include, without limitation, risks related to the following: q Increasing competition in the communications industry; and q A complex and uncertain regulatory environment. A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward - looking statements as a result of new information or future events or developments.

3 Use of Non - GAAP Financial Measures Included in this presentation are certain non - GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. Management believes these measures facilitate comparisons of our operating performance from period to period and comparisons of our operating performance to that of our peers and other companies by excluding certain differences. Shentel utilizes these financial performance measures to facilitate internal comparisons of our historical operating performance, which are used by management for business planning purposes, and also facilitates comparisons of our performance relative to that of our competitors. In addition, we believe these measures are widely used by investors and financial analysts as measures of our financial performance over time, and to compare our financial performance with that of other companies in our industry.

4 Shentel will ensure that rural communities have access to the same level of telecommunication services as found anywhere else in the U.S. Shentel is committed to enriching the lives of the subscribers and customers we serve with the highest quality communications services by making major investments in technology, using innovative thinking and delivering high quality local customer service that makes using technology easy. Shentel’s Mission: Shentel’s Vision:

5 Company Overview ▪ Diverse Revenue Streams • 3 complementary revenue streams: Wireless, Cable and Wireline ▪ Tower Leasing Business Provides Steady Recurring Cash Flow • We own 193 towers with an average of 1.9 tenants each ▪ Fiber • We control 5,449 route miles of fiber. • New external fiber revenue contracts secured were: • $5.8 million in Q1 2018 • $22.5 million over the trailing 12 months Providing a broad range of diversified telecommunications services to customers in the Mid - Atlantic United States and the exclusive personal communications service ("PCS") Affiliate of Sprint covering large portions of central and western Virginia, south - central Pennsylvania, West Virginia, and portions of Maryland, North Carolina, Kentucky, and Ohio.

6

7 Historical Net Income $29.6 $33.9 $40.9 ($0.9) $66.4 $4.8 -$5 $5 $15 $25 $35 $45 $55 $65 $75 2013 2014 2015 2016 2017 Q1 2018 ($ in millions) * Includes a one - time non - cash tax benefit of $53.4 million as a result of the remeasurement of our deferred tax assets and liabilities as of 12/31/17 , in connection with the 2017 Tax Act. *

8 Adjusted OIBDA $118.6 $132.1 $150.9 $246.1 $280.9 $68.7 34.0% 36.0% 38.0% 40.0% 42.0% 44.0% 46.0% 48.0% $0 $50 $100 $150 $200 $250 $300 2013 2014 2015 2016 2017 Q1 2018 $ in millions % of Revenue

9 W IRELESS S EGMENT

• 7.0 million Market POPs • 5.9 million Covered POPs • 1.0 million total subscribers • 17.4% penetration of covered POPs • 1,742 CDMA base stations (sites) Wireless Network Coverage 10

11 Wireless Network Expansion Effective February 1, 2018 Current Markets New Expansion Markets Optional Expansion Markets

12 $93.4 $101.4 $110.1 $200.1 $230.4 $57.6 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% $0 $50 $100 $150 $200 $250 2013 2014 2015 2016 2017 Q1 2018 $ in millions % of Revenue Wireless Segment – Adjusted OIBDA

13 Wireless - Subscriber Growth (1) Prepaid totals in 2015, 2016, and 2017 were adjusted to exclude Lifeline subscribers . (2) Includes 405k postpaid and 155k prepaid subscribers acquired from nTelos and Sprint on 5/6/16. (3) Includes 19.1k postpaid and 6k prepaid subscribers acquired from Sprint on 4/6/17. (4) Includes 38.3k postpaid and 15.7k prepaid subscribers acquired from Sprint on 2/1/18 .

14 Attractive Contract With Sprint ▪ Contract through November 2029 ▪ Two 10 - year renewals ▪ Payment at termination of 90% EBV (entire business value) for PCS. ▪ Postpaid revenues received from Sprint are recorded net of an 8% Management Fee and an 8.6% Net Service Fee that is retained by Sprint. ▪ Prepaid wireless products and service revenues received from Sprint are recorded net of a 6% Management Fee that is retained by Sprint. We incur prepaid fees that are charged on a per unit basis that are separately recorded as expenses for periods prior to 2018 and netted against prepaid revenues starting 1/1/2018. ▪ Management fee waived on a cash basis , up to $4.2 million per month until the total amount waived reaches approximately $255.6 million, which is expected to occur in 2022.

15 Affiliate Terms SHENTEL PROVIDES ▪ Network (Towers, Cell Sites, Backhaul, Local Switch) ▪ Local Sales and Service ▪ Local Advertising & Promotions SPRINT PROVIDES Net Service Fee ▪ Billing/Collections ▪ Customer Care ▪ Long Distance ▪ Equipment Financing Postpaid Payment = 8.6% of Postpaid Net Billings Management Fee ▪ Spectrum ▪ Brand ▪ National Platform ▪ Access to Sprint vendors Postpaid Payment = 8% of Postpaid Net Billings Prepaid Payment = 6% of Prepaid Net Billings

16 Wireless - Mobile Tower Leasing Steady Recurring Cash Flow ▪ Tower lease revenue of $2.9 million in Q1’18 with $2.0 million of OIBDA ▪ Long - term opportunity to increase leasing revenues given growing demand for data ▪ Company owns 193 cell towers Mobile Tower Revenue ($ millions)

17 C ABLE S EGMENT

18 Cable Segment – Adjusted OIBDA $11.7 $15.4 $24.5 $31.8 $40.5 $11.7 0% 5% 10% 15% 20% 25% 30% 35% 40% $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 2013 2014 2015 2016 2017 Q1 2018 $ in millions % of Revenue

SHENTEL®

Cable Network

Homes Passed

Service	Cable Segment	Wireline Segment	Total
Video	184,975	16,510	201,485
Internet	184,975	16,510	201,485
Voice	184,975	-	184,975

- 100% of Homes Passed are upgraded
- 100% of Homes Passed are on-net



PA
MD
WV
VA
Harrisburg
Hershey
Mechanicsburg
Carlisle
Shippensburg
York
Gettysburg
Hanover
Greencastle
Waynesboro
Hagerstown
Cumberland
Oakland
Morgantown
Salem
Clarksburg
Bridgeport
Belington
Grantsville
Weston
Sutton
Petersburg
Franklin
Berkeley Springs
Martinsburg
Shepherdstown
Winchester
Berryville
Ashburn (Equinix)
Strasburg
Front Royal
Leesburg
Woodstock
Herndon
Edinburg
New Market
Warrenton
Culpeper
Harrisonburg
Charleston
Marmet
Summersville
Marlinton
Staunton
Charlottesville
Waynesboro
Madison
Omar
Beckley
Ronceverte
Covington
Lexington
Pineville
Welch
Princeton
Buchanan
Amherst
Dillwyn
Richmond
Lynchburg
Appomattox
Farmville
Blacksburg
Radford
Roanoke
Bedford
Rustburg
Crewe
Dinwiddie
Keysville
Blackstone
Rocky Mount
Kenbridge
Lebanon
Wytheville
Floyd
South Hill
Lawrenceville
Martinsville
South Boston
Clarksville
Stuart
Danville
Atlanta, GA (Telx)
Map Key:
Shentel Fiber Routes
Partner Routes
Planned Routes
Shentel PoP
Internet PoP
Master Headend
Planned Shentel PoP

19

20 Cable Competitive Advantage Verizon/ CenturyLink /Frontier ▪ DSL – slower service ▪ Requires significant capital expenditure to offer comparable service to Cable ▪ Loss of cash flow from shrinking voice service ▪ Bundling of satellite video with their voice and DSL Dish/DirecTV ▪ Bundling of telco, DSL and voice with their video ▪ Satellite internet is fast but has limited capacity ▪ No local presence Shentel Cable ▪ Company leads with Broadband ▪ We own/control our backbone fiber network and our telephone switch ▪ Local/Regional focus Competitors

21 Cable – RGU * Growth by Quarter Customer Relationship 77,925 77,305 77,953 77,828 78,397 RGU's/Customer Relationship 1.70 1.71 1.71 1.71 1.70 ■ Video ■ Voice ■ High Speed Internet *Excludes RGU’s for customers located within our regulated telephone service area in Shenandoah County, VA

22 Cable – Average Revenue Average Monthly Revenue per RGU Average Monthly Revenue per Customer Relationship *ARPU represents Average Revenue Per Unit. See Appendix for reconciliation of Cable segment operating revenues to Average revenue per RGU and per Customer Relationship.

23 (1) Excludes cable and internet customers reported through the Wireline segment. (2) Peer Average information derived from SNL Kagan data as of 9/30/2017 for 10 comparably sized companies: Anne Arundel Bro adb and; Comporium Communications; Fidelity Communications Company; Hargray Cable; MetroCast Cablevision; Northland Cable; Schurz Communications, Inc.; Vast Bro adb and; WEHCO Video, Inc.; Zito Media (3) 2010 10 - K segment for Cable included the entire Cable network. In subsequent years, a portion of the network was moved to Wi reline segment. The 2010 amounts reported in the 2010 10 - K have been adjusted to reflect this transfer. How Does Shentel Compare? Acquired Neglected Markets; Opportunity to Drive Higher Penetration December 31, 2010 March 31, 2018 (1) Peer Average (2) Video Homes Passed (3) 162,763 184,975 Penetration (3) 36.7% 24.6% 23.7% High - speed Internet Available Homes 144,099 184,975 Penetration 22.1% 35.2% 36.5% Voice Available Homes 118,652 184,975 Penetration 5.3% 12.3% 8.6%

24 W IRELINE S EGMENT

25 $26.1 $28.0 $29.7 $32.6 $34.3 $8.1 35.0% 40.0% 45.0% 50.0% $0 $5 $10 $15 $20 $25 $30 $35 $40 2013 2014 2015 2016 2017 Q1 2018 $ in millions % of Revenue Wireline Segment – Adjusted OIBDA

26 Wireline - Key Operational Results ▪ Access line loss of 2.2% in past 12 months. ▪ 4,912 video subscribers at 3/31/18 Access lines (000s) DSL & Cable Modem Customers (000s)

SHENTEL

Fiber Network

- 5,449 Fiber Route-Miles
- 62% in Cable Markets
- 38% in Wireline Markets

Fiber to the Tower (FTT)

- 352 total cell sites
    - 308 Shentel sites
    - 44 other carrier sites
- 60 FTT sites completed in 2017
- 20 sites completed in 2018
- 76 under construction or planned for 2018



PA
MD
WV
VA
Harrisburg
Hershey
Mechanicsburg
Carlisle
Shippensburg
York
Gettysburg
Hanover
Greencastle
Waynesboro
Hagerstown
Cumberland
Morgantown
Oakland
Berkeley Springs
Martinsburg
Shepherdstown
Salem
Clarksburg
Bridgeport
Belington
Winchester
Berryville
Ashburn (Equinix)
Leesburg
Herndon
Weston
Petersburg
Strasburg
Front Royal
Woodstock
Edinburg
New Market
Warrenton
Sutton
Franklin
Culpeper
Harrisonburg
Marlinton
Charleston
Marmet
Summersville
Staunton
Waynesboro
Charlottesville
Madison
Omar
Beckley
Ronceverte
Covington
Lexington
Pineville
Welch
Princeton
Buchanan
Amherst
Dillwyn
Richmond
Lynchburg
Appomattox
Farmville
Blacksburg
Roanoke
Bedford
Rustburg
Crewe
Dinwiddie
Radford
Rocky Mount
Keysville
Blackstone
Lebanon
Wytheville
Floyd
Kenbridge
South Hill
Lawrenceville
Stuart
Martinsville
South Boston
Danville
Clarksville
Atlanta, GA (Telx)
Map Key:
Shentel Fiber Routes
Partner Routes
Planned Routes
Shentel PoP
Internet PoP
Master Headend
Planned Shentel PoP

27

28 Wireline and Cable Fiber Sales ($ millions) Fiber Lease Revenue New External Fiber Lease Contracts * * Estimated amounts represent the first 10 years of expected contract value. Contract Terms range from 36 to 120 months.

29 C APITAL I NVESTMENT

30 Capital Expenditures Investing in the Future Capital Expenditures ($ millions) 52% Upgrades and Expansion of Acquired Territories 14% Network Maintenance 13% Success - Based 12% Network Capacity 9% Network Expansion 2018 Budget :

31 Q&A

32 A PPENDIX

33 Adjusted OIBDA - Quarterly Results For the Quarter Ended: (In thousands) ( 3/31/18 3/31/17 Change ($) Change (%) Operating income $ 14,348 $ 10,673 $ 3 ,675 34 % Deferral of costs due to Topic 606 (248) — (248) — Plus depreciation and amortization 43,487 44 ,804 ( 1 ,317 ) (3)% Plus (gain) loss on asset sales — (28) 28 — Plus share based compensation 2,037 1 ,566 471 25 % Plus the benefit received from the waived management fee 9 ,048 9 ,184 (136) (2)% Plus amortization of intangibles netted in rent expense 81 258 (177) (50)% Plus temporary back office costs to support the billings operations through migration — 2 ,595 ( 2 ,595 ) — Less actuarial gains on pension plans (82) — (82) — Plus integration and acquisition related expenses — 4 ,489 (4,489) — Adjusted OIBDA $ 68 ,671 $ 73 ,541 $ ( 4 ,870 ) (7)% Less waived management fee ( 9 ,048 ) ( 8 ,940 ) (108) (2)% Continuing OIBDA $ 59 ,623 $ 64 ,601 $ (4,978) (8)% Q1'18 one - time OIBDA impacts total ($2.5M) and include: ($1.0M) - special 401k contribution; ($1.0M) - Additional 2017 audit fees; and ($0.5M) - Property tax assessment changes.

34 Adjusted OIBDA by Segment ($ millions) Wireless Cable Wireline Other Consolidated (In thousands) Q1'18 Q1'18 Q1'18 Q1'18 Q1'18 Operating income $ 14 ,861 $ 5 ,527 $ 4,772 $ (10 ,812) $ 14,348 Deferral of costs due to Topic 606 (354) 141 (35) — (248) Plus depreciation and amortization 3 3,925 6 ,024 3 ,394 144 43,487 Plus share based compensation — — — 2 ,037 2,037 Plus the benefit received from the waived management fee (1) 9 ,048 — — — 9,048 Plus amortization of intangibles netted in rent expense 81 — — — 81 Less actuarial gains on pension plans — — — (82) (82) Adjusted OIBDA 57 ,561 11,692 8 ,131 (8.7) 68,671 Less waived management fee (9,048) — — — (9,048) Continuing OIBDA $ 48,513 $ 11,692 $ 8,131 $ (8,713) $ 59,623 Adjusted OIBDA Margin* 52% 37% 41% NM *Adjusted OIBDA Margin represents Adjusted OIBDA divided by Operating Revenues. Q1'18 one - time expenses total ($2.5M), with ($0.5M) related to Wireless segment and ($2.0M) related to the Other segment. (1) Under our amended affiliate agreement, Sprint agreed to waive the Management Fees charged on both postpaid and prepaid re ven ues, up to $4.2 million per month, until the total amount waived reached approximately $255.6 million, which is expected to occur in 2022.

35 Adjusted OIBDA by Segment ($ millions) Wireless Cable Wireline Other Consolidated (In thousands) Q1'1 7 Q1'1 7 Q1'1 7 Q1'1 7 Q1'17 Operating income $ 9,137 $ 3,139 $ 5,073 $ (6,676) $ 10,673 Plus depreciation and amortization 3 5,752 5,788 3,132 132 44,804 Plus (gain) loss on asset sales (24) (23) 30 (11) (28) Plus share based compensation 725 364 146 331 1,566 Plus the benefit received from the waived management fee (1) 9 ,184 — — — 9,184 Plus amortization of intangibles netted in rent expense 258 — — — 258 Plus temporary back office costs to support the billings operations through migration (2) 2,593 — — 2 2,595 Plus integration and acquisition related expenses 3,792 — — 697 4,489 Adjusted OIBDA 61,417 9,268 8,381 (5,525) 73,541 Less waived management fee (8,940) — — — (8,940) Continuing OIBDA $ 52,477 $ 9,268 $ 8,381 $ (5,525) $ 64,601 Adjusted OIBDA Margin* 53% 32% 44% NM *Adjusted OIBDA Margin represents Adjusted OIBDA divided by Operating Revenues. (1) Under our amended affiliate agreement, Sprint agreed to waive the Management Fees charged on both postpaid and prepaid re ven ues, up to $4.2 million per month, until the total amount waived reached approximately $255.6 million, which is expected to occur in 2022. (2) Represents back office expenses required to support former nTelos subscribers that migrated to the Sprint back office.

36 Wireless Segment – Change in Adjusted OIBDA Q1'18 vs. Q1'17 ($ millions) 61.4 57.6 53% Adj OIBDA Margin 52% Adj OIBDA Margin 1.7 (0.4) (0.9) (1.2) (1.5) (1.5) Revenue impact (0.8) Expense impact (3.0)

37 Cable Segment – Change in Adjusted OIBDA Q1'18 vs. Q1'17 ($ millions) 32% Adj OIBDA Margin 37% Adj OIBDA Margin

38 Postpaid Churn Postpaid ARPU* Wireless - Postpaid Statistics *ARPU represents Average Revenue Per Unit. See reconciliation of Wireless segment operating revenues to Postpaid ARPU.

39 Prepaid Churn Prepaid ARPU* Wireless - Prepaid Statistics *ARPU represents Average Revenue Per User. See reconciliation of Wireless segment operating revenues to Prepaid ARPU. 7.3 2.6 1.2 (38.3) 5.01% 4.42%

40 Non - GAAP Financial Measures Billed Revenue per Prepaid & Postpaid Subscriber Calculation of Billed revenue per subscriber = (Gross billed revenue less discounts*1,000) / Average subscribers / 3 months 1Q 2018 1Q 2017 Postpaid net billings $ 93,290 $ 92,989 Plus: Adjustment for write - offs 5,336 5,681 Gross billed revenue less write - offs - postpaid 98,626 98,670 Average postpaid subscribers * 760,631 719,612 Billed revenue per postpaid subscriber $ 43.22 $ 45.71 Prepaid net billings $ 26,341 $ 25,202 Average prepaid subscribers * 239,075 209,625 Billed revenue per prepaid subscriber $ 36.73 $ 40.07 Dollars in thousands (except subscribers and revenue per subscriber) * Represents a four point monthly average.

41 Cable - Non - GAAP Financial Measure Average Revenue Q1 2018 Q1 2017 Service Revenue $ 28,471 $ 26,411 Fiber, FUSC, Pass - through & Other 1,944 1,252 Internal Revenue (1,031) (567) Video, Internet & Voice Revenue 29,384 27,096 Other miscellaneous revenue 2,327 1,917 Total Operating Revenue $ 31,711 $ 29,013 Average Subscribers Revenue Generating Units (RGUs ) * 132,865 132,419 Customer Relationships * 77,893 77, 538 Average Revenue Per User (ARPU) Revenue Generating Units (RGUs) $ 73.72 $ 68.21 Customer Relationships $ 125. 75 $ 116. 48 Dollars in thousands (except subscribers and revenue per subscriber) ARPU calculation = (Video, Internet & Voice Revenue * 1,000) / Average Subscribers / 3 * Represents a four point monthly average.

42 Total Wireless Distribution March 31, 2018 December 31, 2017 Company Owned Stores 38 40 Agent Postpaid Stores 111 102 Nationals – Postpaid 62 65 Total Postpaid Stores 211 207 Agent Boost Stores 145 125 Nationals – Boost 284 276 Total Boost Stores 429 401